SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported) June 7, 2010

Commission File Number                                                                                                 Registrant, State of Incorporation, Address of Principal Executive Offices,
                                                                   Telephone Number, and IRS Employer Identification No.

1-11299                                                                                                                                  ENTERGY CORPORATION
(a Delaware corporation)
639 Loyola Avenue
New Orleans, Louisiana  70113
Telephone (504) 576-4000
72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 7, 2010, Entergy Corporation (“Entergy”) announced the appointment of Richard J. Smith as President, Entergy Wholesale Commodity Business.  Prior to this appointment, Mr. Smith served as Entergy’s President and Chief Operating Officer.

Mark T. Savoff, currently Entergy’s Executive Vice President, Operations, has been named as Entergy’s Executive Vice President and Chief Operating Officer to replace Mr. Smith.  Mr. Savoff has served as Executive Vice President, Operations since 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By:  /s/Robert D. Sloan
 Robert D. Sloan
 Executive Vice President,
 General Counsel and Secretary

Dated: June 9, 2010